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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 6, 2006


                           O. I. CORPORATION
             (Exact name of registrant as specified in its charter)


          Oklahoma                                 0-6511                                        73-0728053
----------------------------                ------------------------                       ----------------------
(State or other jurisdiction                (Commission File Number)                           (IRS Employer
       of incorporation)                                                                   Identification Number)



                151 Graham Road
                 P.O. Box 9010
            College Station, Texas                                       77842-9010
    ---------------------------------------                              ----------
    (Address of principal executive office)                              (Zip Code)



                                 (979) 690-1711
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01.    Entry into a Material Definitive Agreement


Fiscal 2005 Performance Related Bonuses.

At a meeting on May 6, 2006, the Compensation Committee approved a performance bonus for William W. Botts, Chairman, President and Chief Executive Officer. Such award was based on, among other considerations, the Company's financial performance in 2005 and the Committee's assessment of the individual's job performance. The fiscal 2005 performance bonus is not otherwise set forth in any written agreements between O.I. Corporation and Mr. Botts.

                                                                                         2005
       Name                                            Title                             Bonus
------------------------ ---------------------------------------------------------- --------------
William W. Botts         Chairman, President and Chief Executive Officer               $100,000
------------------------ ---------------------------------------------------------- --------------

------------------------ ---------------------------------------------------------- --------------




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    O. I. CORPORATION


Date:  May 10, 2006                                 /s/ William W. Botts
                                                    --------------------------
                                                    Name:  William W. Botts
                                                    Title: President/CEO